                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported)        NOVEMBER 16, 1998
                                                           -----------------

                      FIRST NBC CREDIT CARD MASTER TRUST
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                         (Issuer Of the Certificates)

                        FIRST NATIONAL BANK OF COMMERCE
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            (Exact name of registrant as specified in its charter)



   LOUISIANA                      333-24023                      72-0269760
   ---------                      ---------                      ----------
(State or other            (Commission File Number)             (IRS Employer
jursidiction of                                           Identification Number)
 incorporation)


210 BARONNE STREET, NEW ORLEANS, LOUISIANA                         70112
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(Address of principal executive offices)                         (Zip Code)


                 (504) 623-1371
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Registrant's telephone number, including area code

                                      N/A
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  (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5.  OTHER EVENTS

         Effective November 16, 1998, First USA Bank, N.A., a national banking association organized under the laws of the United States (the "Bank"), which is a wholly owned subsidiary of First USA Financial, Inc. which is a wholly owned subsidiary of BANK ONE CORPORATION, replaced Bank One, Louisiana, N.A., ("Bank One Louisiana"), as the Transferor and Servicer under the Pooling and Servicing Agreement dated as of August 1, 1997, between Bank One Louisiana (as successor to First National Bank of Commerce), as the Transferor and the Servicer, and The Bank of New York, as the Trustee relating to the First NBC Credit Card Master Trust and the Supplements for all Series of Investor Certificates issued thereunder.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

         The following exhibits are filed as part of this report:

         (99.01) Assumption Agreement dated as of November 16, 1998, between Bank One Louisiana and the Trustee relating to the First NBC Credit Card Master Trust.

         (99.02) First Amendment to the Pooling and Servicing Agreement dated as of November 16, 1998, among the Bank, Bank One Louisiana, and the Trustee relating to the First NBC Credit Card Master Trust.
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                FIRST NATIONAL BANK OF COMMERCE
                                Registrant




                                By:          /s/ Tracie H. Klein
                                        -----------------------------
                                        Tracie H. Klein
                                        Louisiana Banc One Corporation
                                        Vice President



Date:  December 22, 1998
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                               INDEX TO EXHIBITS


Exhibit No.  Document Description                            SEQUENTIAL PAGE NO.
-----------  --------------------                            -------------------

  99.01      Assumption Agreement dated as of November 16,             5
             1998, between Bank One Louisiana and the
             Trustee relating to the First NBC Credit Card
             Master Trust.

  99.02      First Amendment to the Pooling and Servicing              9
             Agreement dated as of November 16, 1998, among the Bank, Bank One Louisiana, and the Trustee relating to the First NBC Credit Card Master
             Trust.